Subsequent Events After the Reporting Period	6 Months Ended
Jun. 30, 2020
Subsequent Events After the Reporting Period [Abstract]
SUBSEQUENT EVENTS AFTER THE REPORTING PERIOD

NOTE 7:- SUBSEQUENT EVENTS AFTER THE REPORTING PERIOD

a.	In accordance with a written notice from the Nasdaq Hearings Panel on June 30, 2020 detailing its decision to delist the Company's ADSs from the Nasdaq, suspension of trading in the ADSs on Nasdaq became effective at the opening of business on July 2, 2020. As of July 8, 2020, the Company's ADSs became eligible to trade on the OTC Pink Marketplace under the symbol "TRPXY".

b.	On June 29, 2020, the Company entered into definitive agreements with several accredited and institutional investors providing for the issuance of an aggregate of 5.2 million ADSs at a purchase price of $0.50 per ADS, and warrants to purchase up to 2.6 million ADSs in a private placement (the "June 2020 Private Placement"). On the same day, the Court granted a temporary injunction until the Court hearing that was scheduled to occur on July 8, 2020. Following the Court hearing, the Court ruled that the parties reached a mutual agreement according to which Pure Capital withdrew the application for the temporary injunction, subject to the Company's commitment that the Meeting be held on July 28, 2020 as planned.

On June 30, 2020, L.I.A. Pure Capital Ltd. ("Pure Capital"), a shareholder of the Company that requested to summon a special general meeting of the shareholders of the Company, which was subsequently scheduled for July 28, 2020 by the Company (the "Meeting") in order to replace the Company's then-current Board with nominees designated by Pure Capital, submitted to the Tel Aviv-Jaffa District Court (the "Court") a petition for an injunction of the contemplated June 2020 Private Placement.

The Company confirmed that its previously announced June 2020 Private Placement was terminated and was no longer in effect, and the ADSs that were to be issued under the June 2020 Private Placement would therefore not be entitled to vote in the Meeting since they were not issued.

c.	On July 23, 2020, the Company submitted to the Court a petition pursuant to the Israeli Insolvency and Economic Rehabilitation Law, 2018, to commence proceedings for the economic rehabilitation of the Company (the "Petition"). In the Petition submitted to the Court, the Company stated that it is insolvent (as determined by the cash flow test) and unable to pay its debts to the Company's creditors. On August 11, 2020, Pure Capital proposed to deposit $1.5 million with the Company's temporary trustee nominated by the Court to cover and pay all of the Company's debts, without derogating from any other creditor's rights towards the Company (the "Pure Capital Proposal"). The Pure Capital Proposal was made subject to the replacement of the Company's Board with Pure Capital's designated nominees that were voted upon at the adjourned annual general meeting held on August 4, 2020 (as discussed below). The Court issued an order on August 14, 2020 (the "Order"), approving the Pure Capital Proposal and settlement agreement submitted to the Court by the parties thereto.

In accordance with the terms of the Order and following the deposit by Pure Capital, the Company's current members of the Board were replaced by: Itschak Shrem (chairman), Amitai Weiss (also appointed to act as the Company's Chief Executive Officer), Moshe Revach, Lior Amit, Lior Vider and Liat Sidi. Following the issuance of the Order, a related case that was filed by Pure Capital with the Court was withdrawn as well.

d.	On July 30, 2020, the Company did not exercise the option period under its lease agreement and vacated its offices. The Company's deposit in the amount of $24 thousand, initially made in connection with its offices lease agreement, was returned to the Company, which amount deducted the lessor's expenses.

e.	On August 4, 2020, following an adjournment thereof on July 28, 2020, the Company convened an annual and special general meeting of its shareholders, whereby, inter alia, the shareholders approved an increase to the Company's share capital from 1,000,000,000 Ordinary Shares to 10,000,000,000 Ordinary Shares. In addition, shareholders of the Company voted against the proposal proposed by Pure Capital to remove the then current members of the Board and to approve the nominations of nominees proposed by Pure Capital.

f.	On August 6, 2020, Pure Capital filed with the Court, requesting an order to have the results of the Company's annual general meeting held on August 4, 2020 declared invalid, mainly due to the Company's reliance on discretionary voting of the depositary bank for the Company's ADSs. The Court asked for the Company and directors' response by no later than August 13, 2020, which was subsequently extended.

On August 11, 2020, Pure Capital proposed to deposit $1.5 million with the Company's temporary trustee nominated by the Court to cover and pay all of the Company's debts, without derogating from any other creditor's rights towards the Company (the "Pure Capital Proposal"). The Pure Capital Proposal was made subject to the replacement of the Company's Board with Pure Capital's designated nominees that were voted upon at the adjourned annual general meeting held on August 4, 2020 (as discussed below).

The Court issued an order on August 14, 2020 (the "Order"), approving the Pure Capital Proposal and settlement agreement submitted to the Court by the parties thereto. In accordance with the terms of the Order and following the deposit by Pure Capital, the Company's current members of the Board were replaced by: Itschak Shrem (chairman), Amitai Weiss (also appointed to act as the Company's Chief Executive Officer), Moshe Revach, Lior Amit, Lior Vider and Liat Sidi. Following the issuance of the Order, a related case that was filed by Pure Capital with the Court was withdrawn as well.

g.	On September 8, 2020, we entered into a certain credit agreement, or the Credit Facility, with M.R.M. Merchavit Holdings and Management Ltd., or the Lender, whereby the Lender agreed to extend a line of credit to us in the aggregate amount of $200 thousand, or the Credit Amount. According to the terms of the Credit Facility, $100 thousand of the Credit Amount, or the Loan Amount, was immediately drawn on the date of the Credit Facility, and the remaining $100 thousand may be drawn on an as-needed basis. The Loan Amount is due upon the earlier of one year from September 8, 2020 or at such time that we raise $1.5 million. The Lender is entitled to a transaction and interest fee of $5 thousand (plus VAT) that was offset from the Credit Facility for the immediately drawn $100 thousand and 5% from any additional withdrawal amount from the Credit Facility.

h.	On September 17, 2020, following an adjournment thereof on September 10, 2020, the Company convened a special general meeting of its shareholders, whereby the shareholders approved, inter alia, (i) an increase to the Company's share capital from 10,000,000,000 Ordinary Shares to 15,000,000,000 Ordinary Shares; and (ii) a reverse split of the Company's share capital up to a ratio of 20:1 (the "Reverse Split").

On October 1, 2020, the Company's Board of Directors resolved that the final of the Reverse Split will be 20:1, expected to be effective after the close of business on October 16, 2020. Concurrently with the Reverse Split, the Company expects to change the ratio of its ADSs to its Ordinary Shares from each ADS representing 40 Ordinary Shares to each ADS representing 140 Ordinary Shares. This will result in a reverse split on the Company's American Depositary Receipt program.